SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 1, 2005
                  Date of Earliest Event Reported: May 26, 2005

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

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
                        1-11476                                                               95-3977501
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               (Commission File Number)                                          (I.R.S.  Employer Identification No.)

 13520 Evening Creek Drive, Suite 130, San Diego, California                                     92128
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         (Address of Principal Executive Offices)                                             (Zip Code)
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                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425).

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01. Entry into a Material Definitive Agreement

As previously reported on a Form 8-K filed on May 4, 2005 with the Securities and Exchange Commission, on April 28, 2005, World Waste Technologies, Inc., a
California corporation (the "Company"), entered into a Securities Purchase
Agreement (the "Agreement") with Trellus Partners, LP ("Trellus") and certain affiliates of Trellus (collectively, the "Investors"), whereby the Company sold and issued to the Investors 4,000,000 shares of a newly created 8% Series A
Cumulative Redeemable Convertible Participating Preferred Stock of the Company
(the "Series A Preferred") and warrants (the "Warrants," and, together with the Series A Preferred, the "Securities") to purchase up to 400,000 shares of common stock of the Company. The gross aggregate proceeds to the Company from the sale of the securities was $10,000,000.

The Agreement provides that the Company is prohibited from expending the proceeds of the sale of the Securities until the Company's license agreement with its technology licensor is amended to the reasonable satisfaction of the Investors, provided that the Company is permitted to expend up to $500,000 of the proceeds and such additional amount necessary to repay a loan made to the Company by an affiliate of Trellus (which repayment was made upon the closing of the sale of the Securities), in each case without regard to the foregoing restriction (the "Unrestricted Proceeds"). The Agreement further provides that in the event such amendment to the license agreement is not executed by May 28, 2005, the Investors have the right (exercisable until June 12, 2005) to require that the Company return the proceeds (other than the Unrestricted Proceeds) to the Investors in exchange for the return of such holders' Securities. As of May
28, 2005, the license agreement had not been amended and as of the date of this Report, the Investors had not exercised their right to require a return of the proceeds. Pursuant to a letter from the Investors to the Company dated as of May
26, 2005, the Investors agreed to permit the Company to immediately expend up to an additional $1.0 million of the proceeds.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.             Description
--------------------    --------------------------------------------------------

10.1                    Letter, dated as of May 28, 2005, from Trellus Offshore
                        Fund Limited, Trellus Partners, LP, and Trellus Partners
                        II, LP (the "Investors") to World Waste Technologies,
                        Inc. (the "Company"), amending the terms of that certain
                        Securities Purchase Agreement dated as of April 28, 2005 by and among the Investors and the Company.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 WORLD WASTE TECHNOLOGIES, INC.


                                 By: /s/ Thomas L. Collins
                                     -------------------------------------------
                                     Thomas L. Collins
                                     Chief Executive Officer

Date: June 1, 2005


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

                                  Exhibit Index

Exhibit No.             Description
---------------------   --------------------------------------------------------
10.1                    Letter, dated as of May 28, 2005, from Trellus Offshore
                        Fund Limited, Trellus Partners, LP, and Trellus Partners
                        II, LP (the "Investors") to World Waste Technologies,
                        Inc. (the "Company"), amending the terms of that certain
                        Securities Purchase Agreement dated as of April 28, 2005
                        by and among the Investors and the Company.

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